REVOLVING PROMISSORY NOTE

$2,000,000.00                                               Huntington, New York
                                                                  March 31, 1998


     FOR VALUE RECEIVED, U.S. Automotive Manufacturing, Inc., a Delaware corporation, having an address at Route 627, Airport Drive, Tappahanock, Virginia 22560 ("Borrower"), promises to pay to the order of Galt Financial, Ltd. ("Lender"), the lesser of the aggregate unpaid principal sum of all Advances (as shown in the attached schedule) made to Borrower by Lender pursuant to the Revolving Credit Agreement, dated as of March 31, 1998 (the "Credit Agreement"), on March 31, 2000 (the "Maturity Date") and Two Million ($2,000,000) on demand after the Maturity Date, together with interest, in arrears, from the date hereof on the unpaid balance from time to time outstanding, before maturity of or default under this Note at the rate of eleven percent (11%) per annum and, after the maturity of or default under this Note at the rate of fifteen percent (15%) per annum. Accrued and unpaid interest only shall be payable monthly beginning August 1, 1998. All accrued and unpaid interest shall be payable in full with the payment of the principal.

     All sums payable hereunder are payable at Lender's mailing address of 125 West Shore Road, Huntington, New York 11743, or such other place or places as Lender, its successors or assigns ("Holder") may designate.

     This Note may be prepaid, in whole at any time, or in part from time to time without penalty or premiums.

     All sums paid under this Note shall be applied first to any interest and then any unpaid principal, with the remaining balance, if any, to be applied to fees, expenses and other charges then due and unpaid.

     All capitalized terms not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

     The occurrence of any or more of the following events will constitute an "Event of Default" hereunder:

     1. Nonpayment of any interest due under this note when it shall become due and payable, which nonpayment shall have continued for more than ten (10) days after written notice to Borrower of such nonpayment.

     2. Nonpayment of any principal due under this note when it shall become due and payable, which nonpayment shall have continued for more than ten (10) days after written notice to Borrower of such nonpayment.

     3. The dissolution, liquidation, or termination of existence of Borrower or a sale of assets of Borrower out of the ordinary course of business.

     4. The merger or consolidation with any corporation or other entity by Borrower, where Borrower is not the surviving entity (other than a merger or consolidation of the Borrower with and into a wholly-owned subsidiary), in which event Borrower shall take such steps as are reasonably necessary to assure that Lender retains its security interest in the Collateral.

     5. Entry of an order of relief of Borrower in any federal bankruptcy proceeding or any order or proceeding of similar effect under any state insolvency or receivership law.

     6. Failure to maintain Collateral in the Company having an aggregate value of at least 150% of the Credit Facility, which failure is not cured within ten
(10) days after written notice to Borrower of its failure hereunder.

     Upon the occurrence of any Event of Default, this Note, at the option of the Holder, shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower. Holder's failure to exercise such option shall not constitute a waiver of the right to exercise it at any time.

     Borrower will pay all legal and other fees and expenses reasonably incurred by Holder in connection with or incidental to the enforcement of any of the obligations of Borrower or rights of Holder under this Note, and all such fees and expenses shall be indebtedness under this Note.

     Notwithstanding anything to the contrary contained in this note, the Holder shall not be permitted to charge, take or receive, and the Borrower shall not be obligated to pay, any interest in excess of the maximum rate from time to time permitted by applicable law.

     This Note may not be modified or terminated orally.

     For all purposes, this Note shall be enforced and construed in accordance with the substantive law of New York, without resort to the conflict of laws and rules of each state.

                                             U.S. AUTOMOTIVE MANUFACTURING, INC.


                                             By: _______________________________
                                                 Name:
                                                 Title:


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


                 Schedule Attached to Revolving Promissory Note
                           in the amount of $2,000,000


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      DATE OF          INTEREST              AMOUNT            UNPAID                PRINCIPAL         DATE OF           NOTATION
      ADVANCE            RATE                  OF            AMOUNT OF                BALANCE          MATURITY          MADE BY
                       (% p.a.)             ADVANCE          REPAYMENT                OF LOAN
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

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


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